EXHIBIT 10


                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 21, 2007, by and between NPOWR Digital Media, Inc., a California corporation (the "Company"), and Avante Holding Group, Inc., a Florida corporation ("Buyer").

      WHEREAS, the Company and Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"); and

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Buyer, as provided herein, and Buyer the aggregate, shall purchase one million shares (1,000,000) of the Series A Preferred stock, $0.01 par value of K2 Digital, Inc. ("K2") (the "Shares") at a per share price equal to $.1125 per share for One Hundred and Twelve Thousand Five Hundred Dollars ($112,500) (the "Closing Purchase Price"). I

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and Buyer hereby agree as follows:

1. Closing.

                  (a) Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Buyer shall purchase and the Company shall sell to Buyer the Shares. The amount of the Shares to be purchased by Buyer on the Closing Date shall, in the aggregate, be equal to the Closing Purchase Price. The "Closing Date" shall be the date that Buyer pays funds representing the amount due the Company from the Closing Purchase Price is transmitted by wire transfer or otherwise to or for the benefit of the Company, but in no event later than February 21, 2007.

                  (b) Payment of Purchase Price. Buyer shall make all payments hereunder, by wire transfer to the account of the Company as follows:

                   Union Bank of California
                   Thousand Oaks #96
                   3887 Thousand Oaks Blvd.
                   Thousand Oaks, CA 91362
                   Account Name:  NPOWR Digital Media, Inc.
                   Account Number:  0960001273
                   ABA Number:      122000496

            2. Representations and Warranties. Buyer hereby represents and warrants to and agrees with the Company only as to such Buyer that:

                  (a) Information on K2. Buyer has received such information concerning the operations, financial condition and other matters of K2 as Buyer has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors Buyer deems material in deciding on the advisability of investing in the Shares.

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                  (b) Information on Buyer. Buyer is, and will be at the time of the conversion of the Shares, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Buyer to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Buyer has the authority and is duly and legally qualified to purchase and own the Securities. Buyer is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding Buyer is accurate.

                  (c) Purchase of Shares. On the Closing Date, Buyer will purchase the Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                  (d) Compliance with Securities Act. Buyer understands and agrees that the Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Buyer contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, Buyer may enter into lawful hedging transactions with third parties, which may in turn engage in short sales of the Shares in the course of hedging the position they assume and Buyer may also enter into short positions or other derivative transactions relating to the Shares, or interests in the Shares, and deliver the Shares, or interests in the Shares, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Shares, or interests in the Shares, to third parties that in turn may dispose of these Shares.

                  (e) Shares Legend. The Shares shall bear the following or similar legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO K2 DIGITAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (f) Communication of Offer. The offer to sell the Shares was directly communicated to Buyer by the Company. At no time was Buyer presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                  (g) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by Buyer and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Buyer has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by Buyer relating hereto.


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

                  (h) Restricted Securities. Buyer understands that the Shares have not been registered under the 1933 Act and such Buyer will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Shares unless (i) pursuant to an effective registration statement under the 1933 Act,
(ii) Buyer provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Shares may be made without registration under the 1933 Act, or (iii) Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares may be, may be sold pursuant to
(A) Rule 144 promulgated under the 1933 Act, or (B) Rule 144(k) promulgated under the 1933 Act, in each case following the applicable holding period set forth therein. Notwithstanding anything to the contrary contained in this Agreement, Buyer may transfer (without restriction and without the need for an opinion of counsel) the Shares to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement.

                    For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  (i) No Governmental Review. Buyer understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

                  (j) Correctness of Representations. Buyer represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Buyer otherwise notifies the Company prior to each Closing Date shall be true and correct as of each Closing Date.

                  (k) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

            3. Company Representations and Warranties. The Company represents and warrants to and agrees with Buyer that:

                  (a) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform their obligations thereunder.

                  (b) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, nor the Company's shareholders is required for the execution by the Company of the Agreement and compliance and performance by the Company of its obligations under the Agreement, including, without limitation, the sale of the Securities.


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

                  (c) The Shares. The Shares upon transfer:

                    (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                  (d) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies Buyer prior to each Closing Date, shall be true and correct in all material respects as of each Closing Date.

                  (e) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

            4. Regulation D Offering. The offer and issuance of the Shares to Buyer is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

            5. Broker/Legal Fees.

                  (a) Broker's Fee. The Company on the one hand, and Buyer (for itself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

                  (b) Legal Fees. Each party shall pay all legal fees incurred in connection with this Agreement and the purchase and sale of the Shares.

            6. Miscellaneous.

                  (a)  Notices.  All  notices,  demands,   requests,   consents,
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: NPOWR Digital Media, Inc., 4347 Raytheon Road, Oxnard, CA 93033, and (ii) if to Buyer to: Avante Holding Group, 1900 South Harbor City Blvd, Suite 315, Melbourne, FL 32901, copy, in each case to Thomas G. Amon, Esq., 500 Fifth Avenue, New York, NY 10110.

                  (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Thomas G. Amon, 500 Fifth Avenue, Suite 1650, New York, NY 10110 upon the satisfaction of all conditions to Closing set forth in this Agreement. The Closing Date is referred to as a "Closing Date". At the Closing, the Company will transfer the Shares to Buyer with signatures medallion guaranteed and the Buyer will pay the Closing Purchase Price and assume the Promissory Note issued to K2 by the Company.


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

                  (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor Buyer have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

                  (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) Specific Enforcement, Consent to Jurisdiction. The Company and Buyer acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7(e) hereof, each of the Company, Buyer and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.


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

                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


      Please acknowledge your acceptance of the foregoing Stock Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        NPOWR DIGITAL MEDIA, INC.


                                        By: /s/ Robert W. Whitmore
                                            -------------------------
                                        Name:  Robert W. Whitmore
                                        Title: CEO
                                        Dated: January 21, 2007



                                        BUYER

                                        AVANTE HOLDING GROUP, INC.


                                        By: /s/ Michael W. Hawkins
                                            -------------------------
                                        Name:  Michael W. Hawkins
                                        Title: President


                                        Dated: January 21, 2007


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